One test. Big picture. Brighter futures. April 29, 2024 GeneDx (Nasdaq: WGS) Exhibit 99.2

2 Disclaimer This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not relate to historical facts and events and such statements and opinions pertaining to the future that, for example, contain wording such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation may include, but are not limited to, statements about: our future performance and our market opportunity, and our expectations regarding full year 2024 revenue, adjusted gross margin profile and cash burn and our expectation of turning profitable in 2025. We cannot assure that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The forward-looking statements and opinions contained in this presentation are based on our management’s beliefs and assumptions and are based upon information currently available to our management as of the date of this presentation and, while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, and (iii) the size and growth of the market in which we operate. The information, opinions and forward- looking statements contained in this announcement speak only as of its date and are subject to change without notice. This presentation contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us are available www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower, Stamford, Connecticut, 06902. Our telephone number is 800-298-6470.

WGS 1Q 2024 Results First quarter 2024 revenue from continuing operations1 of $61.5M with 96% year-over- year revenue growth for exome and genome test revenue Reiterating the path to profitability in 2025 First quarter 2024 adjusted gross margins2 for continuing operations of 61% Eight consecutive quarter of cash burn decline: first quarter 2024 was $17M Ending March 31, 2024 cash, cash equivalents, marketable securities and restricted cash position of $113.9 million 1 Results from continuing operations include exclude the results of the exited Legacy Sema4 diagnostic testing business. Total company results include GeneDx's continuing operations and the financial impacts of exited Legacy Sema4 business activities. 2 Adjusted gross margin is a non-GAAP financial measure. A reconciliation of GAAP and non-GAAP results is provided in the Company's earnings release dated April 29, 2024.3

Updating 2024 Guidance Drive full year 2024 revenues between $235 to $245 million (previously $220-230 million) Expand full year 2024 adjusted gross margin profile to at least 60% (previously at least 50%) Use $70 to $80 million of net cash for full year 2024 (previously $75-80 million) Turn profitable in 2025 (no change) 4

5 91% Revenue - strong growth driven by high value whole exome and genome Revenue1 Q1 2024 Revenue from continuing operations $61.5M Growth year-over-year 51% Growth sequentially 6% Exome and genome test revenue $44.0M Growth year-over-year 96% Growth sequentially 12% Increase in 1Q24 exome/genome test result volume year-over-year; +6% sequentially 1 Total company revenues were $62.4M for the first quarter 2024. Results from continuing operations exclude the results of the exited Legacy Sema4 diagnostic testing business. Total company results include GeneDx's continuing operations and the financial impacts of exited Legacy Sema4 business activities. First quarter 2024 revenue from continuing operations1 $61.5M

6 Gross profit – expansion driven by mix shift, cost per test reductions Adj. Gross Profit for continuing operations 1Q24 QoQ Sequential YoY Adj. Gross Profit1 $37.4M +15% +169% Adj. Gross Margin %1 61% +489bps +2,671bps Exome/genome can be the best test for patients. They are also best for our business. 30% Exome/genome test result volume Adjusted gross margins1 for continuing operations in 1Q24, up from 56% in Q4 2023 and 34% in Q1 2023 61% 12% 16% 22% 23% 27% 30% 1 Adjusted gross profit and adjusted gross margin is a non-GAAP financial measure. A reconciliation of GAAP and non-GAAP results is provided in the Company's earnings release dated April 29, 2024.

7 Cash - Balance sheet bolstered to execute growth strategy 1 An additional $25M in debt capacity is contingently available to use under the five-year senior secured credit facility with Perceptive Advisors entered into on October 27, 2023. The agreement provides access of up to $75 million, consisting of an initial tranche of $50 million, which has been drawn, and a subsequent tranche of $25 million is available – at the Company's option, subject to certain timelines and other defined criteria. 2 First quarter 2024 net cash burn included approximately $6 million to fund the company’s annual 401K employer match, approxim ately $2.9 million in one-time payments to pay down previously reserved Legacy Sema4 refund requests and $800 thousand in severance payments related to our previously announced cost reduction initiative. 1 $114M1 Cash, cash equivalents, marketable securities and restricted cash on hand March 31, 2024 8 Consecutive quarters of cash burn reduction since acquiring GeneDx Net use of cash for the total company in Q1 Improvement in total company net cash burn rate year-over-year; improved 48% sequentially $17M2 71%

8 Confidential and Proprietary; Do Not Distribute OPEX reduction plan What we need for profitability and beyond ▪ On October 30, 2023, we enacted a plan to remove approximately $40M in annual operating expense including no less than $20M through headcount reductions which have already been completed ▪ Revenue growth through 2025 expected to be driven by whole exome/genome testing, which operates at >60% gross margins ▪ Assuming no change in the current margin profile, increasing exome/genome’s annual gross profit by $65M requires us to maintain growth rates in 2024 and 2025 at nearly half of what was achieved in 2023 ▪ As exome/WGS takes more share of test mix from low/negative margin legacy panels, gross margin will rise ▪ Beyond break-even, we see significant additional upside in – ▪ Further reducing exome/WGS COGS as we benefit from scale and certain in-flight AI/automation initiatives ▪ Improving collection rates across the portfolio as payor coverage expands and we increase internal performance regarding collection/reimbursement performance ▪ Acceleration of our biopharma/data business ▪ Untapped long-term opportunities providing WGS newborn screening, interpretation as a service, and others Exome and genome growth Additional opportunities 4Q23 annualized net loss OPEX reduction Additional margin expansion Exome and genome growth Profitability in 2025 Our path to profitability and beyond For illustrative purposes, not formal guidance How we will achieve those goals 1 2 3 1 2 3 Statements regarding our path to profitability constitute forward-looking statements and are subject to numerous risks and assumptions. See slide 2 for more information. You should not rely upon forward-looking statements as predictions of future events

9 One test. Big picture. Brighter futures.

10 Appendix

GeneDx is a leader in improving health outcomes through genomic insights.

The problem: Lack of genomic data can lead to a cycle of misdiagnosis and suboptimal care


Patient presents with symptoms
Tests are ordered
Try new doctors
More tests, no answers
Patients miss milestones
Inappropriate treatments
Suboptimal care
More spending
5-8 years

Missed diagnoses impact everyone

Patients/Caregivers
- Inappropriate treatments and delayed care
- Suffering

Healthcare systems
- Increased costs and burden
- Missed opportunities to develop treatments

Providers
- Stress from continued patient suffering
- Inconclusive diagnoses

GeneDx

12

13 GeneDx offers leading exome and genome products • Genome sequencing - Analyzes the entirety of an individual’s DNA, which is known as the genome. The genome includes ~20,000 genes. • Exome sequencing – Analyzes the protein coding regions of the ~20,000 genes in an individual’s genome, which is known as the exome. The exome is thought to contain a majority of disease-causing genetic variants. Translating complex genomic data into definitive diagnoses for patients

Exome sequencing can break the cycle of misdiagnosis and uncertainty

Expedited Diagnoses

Starting with the most vulnerable patients

Patient → Tests ordered

Improved Outcomes

Rapid results ✓

Patient retention ✓

Patients connected ✓

Healthier patients ✓

Reduced Costs

$30,000 per case average savings[1*]

$6,800 savings per diagnosis[2†]

*In the NICU from reduced length of stay, unnecessary care (inpatient).
†When tested at first tertiary presentation for Pediatric Delay Disorder (outpatient).

References: 1. ScienceDaily. (2017, October 19). Rapid whole-genome sequencing of neonatal ICU patients is useful and cost-effective. ScienceDaily. 2. Tan TY, Dillon OJ, Stark Z, et al. Diagnostic Impact and Cost-effectiveness of Whole-Exome Sequencing for Ambulant Children With Suspected Monogenic Conditions. JAMA Pediatrics. 2017;171(9):855. doi:10.1001/jamapediatrics.2017.1755

14

GeneDx

Changing the perception of exome and genome sequencing GeneDx has spent over a decade solving for limitations of the past and differentiating our products Then GeneDx Now “I can get results in days to weeks”“These tests take months to get results” “These tests are wildly expensive” “Tests are affordable and widely covered” “Results are confusing and filled with useless information” “My patient can get a definitive diagnosis” Turnaround time Cost Interpretation 15

Exome sequencing offers greater diagnostic yields vs. other technologies


Developmental delay Intellectual disability
Epilepsy
Autism spectrum disorder
Exome sequencing
36%[2]
24%[7]
16%[2]
Multigene panels
20-30%[3-6]
19%[7]
3-10%[8]
Chromosomal microarray
15-20%[1]
9%[7]
3%[9]
FMR1
0.45%[1]
N/A
1%[9]

1. Savatt JM et al. Front Pediatr. 2021;9:526779. 2. Srivastava S et al. Genet Med. 2019;21(11):2413–2421. 3. Pekeles H et al. Pediatr Neurol. 2019;92:32-36. 4. Stefanski A et al. Epilepsia. 2021;62(1):143-151. 5. Mellone S et al. Front Genet. 2022;13:875182. 6. Spataro N et al. Genes (Basel). 2023;14(3):708. 7. Sheidley BR et al. Epilepsia. 2022;63(2):375-387. 8. Ní Ghrálaigh F et al. J Autism Dev Disord. 2023;53(1):484-488. 9. Arteche-López A et al. Genes. 2021(12):560.

16

GeneDx

GeneDx is positioned to enable a data-informed future for healthcare.

Adults: $16B Expanding into adult markets to replace multi-gene panel and individual gene tests New market expansion enables us to serve more patients Rapidly growing patient opportunity and substantial cost savings via early screening Rare Disease & Pediatrics: $3B *Company Estimates supported by DefinitiveHC diagnosis data. Conservatively, our total addressable market is ~$30 billion.* Newborn Screening: $10B Currently participating in studies to evaluate exome and genome sequencing at birth 18 GeneDx is starting with a focus on rare disease and pediatrics and then expanding into larger markets

We're focused on the Rare Disease & Pediatrics market today



Rare Disease & Pediatrics: $3B

Rapidly growing patient opportunity and substantial cost savings via early screening

Inpatient

Target Clinicians:
- Geneticists
- Neonatologists

Products:
- Primarily rapid whole genome sequencing

Primary Clinical Indications:
- Unexplained critical illness
- Congenital anomalies


Inpatient
~1/3 of TAM
Outpatient
~2/3 of TAM

Outpatient

Target Clinicians:
- Geneticists
- Pediatric Neurologists
- Developmental Pediatricians
- Pediatricians (long-term)

Products:
- Primarily exome and growing genome

Primary Clinical Indications:
- Epilepsy
- Intellectual disability
- Developmental delay

*Company estimates supported by Definitive HC diagnosis data.

GeneDx

19

Payor coverage for exome and genome sequencing is expanding Data through April 2024.20 〉 GeneDx is contracted with over 80% of covered lives, including all large national commercial payers 〉Medicaid and commercial insurance coverage continues to grow for exome and genome o 28 states cover exome sequencing o 11 states cover rapid genome sequencing o Biomarker bills are driving momentum in Medicaid coverage in key states like Texas and California 2021: First state Medicaid covers Rapid Testing 2015: First state Medicaid covers Exome

21 Medicaid programs across the country are expanding access Whole Exome Sequencing Rapid Genetic Testing Both No Coverage Current Medicaid Coverage Landscape Data through April 2024.

Medical practice guidelines recommend exome and genome sequencing for patients

ACMG
American College of Medical Genetics and Genomics

ACMG Practice Guideline[1]:

"Strong recommendation based on the available evidence to support the use of ES/GS as either a first- (or second-*) line test in patients …. ES/ GS demonstrates* clinical utility for the patients and their families with limited evidence for negative outcomes and the ever-*increasing emerging evidence of therapeutic benefit."*

National Society of Genetic Counselors

NSGC Guideline[2]:

"Recommending Exome Sequencing as a First-Tier Genetic Test for *Unexplained Epilepsies"*

AES® AMERICAN EPILEPSY SOCIETY

American Epilepsy Society:

"Exome or genome sequencing are favored for most scenarios, as they are more likely to provide a diagnosis."

1 Manickam K, McClain MR, Demmer LA, et al. Exome and genome sequencing for pediatric patients with congenital anomalies or intellectual disability: an evidence-based clinical guideline of the American College of Medical Genetics and Genomics (ACMG). Genet Med. 2021 Nov;23(11):2029-2037. doi: 10.1038/s41436-021-01242-6. Epub 2021 Jul 1.
2 Smith L, Malinowski J, Ceulemans S, et al. Genetic testing and counseling for the unexplained epilepsies: An evidence-based practice guideline of the National Society of Genetic Counselors. J Genet Couns. 2022 Oct 24. doi.org/10.1002/jgc4.1646

22

GeneDx

23 Pay-it-forward data strategy For every patient that we test, our underlying interpretation platform gets smarter, and we can offer more answers to more patients. The impact scales as we capture more and more of the market. Additional patients tested mproved interpretation platform More underlying data More answ ers for patients providers igher diagnostic y ield f ewer S Additional patients tested mproved interpretation platform More underlying data More answ ers for patients providers igher diagnostic yield fewer S

24 >500K sequenced exomes Data is at the center of our business Our huge dataset and intelligent interpretation platform set us apart and fuel innovation Simplifies complex genomic data Reduces variants of unknown significance Increases diagnostic yield Significant clinical and genomic data Fuels improved testing accuracy Advances science and powering future discoveries Advanced interpretation platform

25 Butler L. et al. Exome-based testing for patients with seizures: Advantages over panel-based testing. Poster presented at American Epilepsy Society Annual Meeting; December 2, 2023; Orlando, FL. Only 43% are tested on many commercial epilepsy panels Common diseases are in fact a constellation of genetic diagnoses One example is epilepsy. At least 768 different genes are related to seizures.

26 Butler L. et al. Exome-based testing for patients with seizures: Advantages over panel-based testing. Poster presented at American Epilepsy Society Annual Meeting; December 2, 2023; Orlando, FL. Exome sequencing checks all 768 genes Only 43% are tested on many commercial epilepsy panels Common diseases are in fact a constellation of genetic diagnoses One example is epilepsy. At least 768 different genes are related to seizures.

Today, we shorten the diagnostic journey. Tomorrow, we hope to prevent it.

28 Building the future: NICU Shorter hospital stays. Less uncertainty. Better care. 63% of infants had abnormal rapid WGS results, and 88% of these cases resulted in a change in management In phase one of the SeqFirst study, 125 infants were offered rapid WGS: 1 in 4 infants with abnormal results were not previously suspected to have a genetic syndrome Families of enrolled infants reported an overall positive experience, regardless of rapid WGS test outcome

29 Building the future: Newborn screening Fast diagnosis. Clear next steps. Reduced healthcare costs. Screened 5,000 healthy infants, toward goal of >100,000 4.3% positive rate Average age of diagnosis for these conditions is 7-11 years old

30 Building the future: Partnerships Enriched data. Empowered drug discovery. mproved outcomes. GeneDx offers solutions across the pharma drug development pipeline Find Connect Understand

31 Building the future: Interpretation as a service Scientific rigor. Medical value. Establishing genomics as the standard of care for all. GeneDx lab Gaithersburg, MD